Filed pursuant to Rule 497(e)
File Nos. 333-132400 and 811-21866
HIGHLAND HEALTHCARE FUND
HIGHLAND HIGH INCOME FUND
HIGHLAND INCOME FUND
EACH AN INVESTMENT PORTFOLIO OF HIGHLAND FUNDS I
Supplement dated March 27, 2009
To Class A and C Shares Prospectus and Class Z Shares Prospectus
each dated December 23, 2008, as Supplemented
This Supplement supersedes the Prospectus Supplement dated February 6, 2009
Highland High Income Fund & Highland Income Fund
IMPORTANT NOTICE
          On March 20, 2009, the Board of Trustees of Highland Funds I unanimously approved the liquidation and termination of Highland High Income Fund and Highland Income Fund (together, the “Income Funds”) effective April 13, 2009 (the “Liquidation Date”). The Income Funds have been closed to new investments since February 6, 2009.
          Any shareholder who continues to hold shares of an Income Fund on the Liquidation Date will be sent, within 7 days of the Liquidation Date, a liquidating distribution equal to such shareholder’s portion of the Income Fund’s assets (less its outstanding obligations, taxes and other liabilities accrued or contingent). At any time prior to the Liquidation Date, shareholders may redeem their Income Funds shares or exchange their Income Funds shares (subject to minimum investment account requirements) for shares of the same share class of Highland Long/Short Equity Fund, Highland Floating Rate Fund or Highland Floating Rate Advantage Fund or shares of the Money Market Fund. You may redeem or exchange Income Funds shares on any business day prior to the Liquidation Date by contacting us directly by mail or by telephone (by calling toll free 1-877-665-1287). If you invest through a financial advisor, broker-dealer or other financial intermediary, you should contact the financial advisor, broker-dealer or other financial intermediary for more information on how to redeem or exchange your shares. From the date hereof through the Liquidation Date, (a) shareholders of the Income Funds will not be charged a redemption fee (short-term trading fee) with respect to shares that are redeemed within two months or less after the date of purchase and (b) Class C shareholders of the Income Funds will not be charged a CDSC upon the redemption or exchange of their shares. The sale, exchange or liquidation of your shares will generally be a taxable event. For U.S. federal income tax purposes, any liquidating distribution will generally be treated like a redemption of shares and may result in a gain or loss for U.S. federal income tax purposes. If Fund shares are capital assets in the hands of a shareholder, such gain or loss, if any, generally will be taxed as short- or long-term capital gain or loss depending on how long the shareholder held the shares. Each shareholder should consult with his or her tax advisor for more information on his or her own situation.
          Please contact the Income Funds at 1-877-665-1287 for more information.
HLC-STKR-3/27/09

Highland Healthcare Fund
IMPORTANT NOTICE
Effective immediately, Highland Healthcare Fund (“Healthcare Fund”) is temporarily closed to new investments (including investments through automatic investment plans and exchanges from other Highland Funds or the Money Market Fund) until further notice, except that existing shareholders in the Fund may reinvest dividends and distributions in additional Healthcare Fund shares.
The Healthcare Fund may impose additional limitations on sales of its shares at any time and may amend, waive or eliminate its restriction on investments at any time.
Principal Risks of Healthcare Fund
Effective February 6, 2009, the paragraph captioned “Non-Diversification Risk” in the section “Investment and Risk Summary—Highland Healthcare Fund—Principal Risks of Healthcare Fund” on page 10 of each Prospectus is amended and restated as follows:
     Non-Diversification Risk. As a non-diversified fund, the Fund may invest a larger portion of its assets in the securities of one or a few issuers than a diversified fund. A non-diversified fund’s investment in fewer issuers may result in the fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund. This risk is particularly pronounced for Healthcare Fund, which from time to time may own, and as of the date of this supplement owns, a very small number of positions, each of which is a relatively large portion of the Fund’s portfolio. For example, on January 31, 2009, the Fund was invested in only four positions.
Management—Portfolio Managers
Effective February 6, 2009, the section “Management of the Funds—Portfolio Managers—Healthcare Fund” on page 40 of the Class A and C Shares Prospectus and page 37 of the Class Z Shares Prospectus is amended and restated as follows:
     Healthcare Fund’s portfolio is jointly managed by Brad Borud (since January 2009) and Brad Means (since inception). The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities issued by Healthcare Fund.
     Brad Borud. Mr. Borud is a Partner, Senior Trader and Chief Investment Officer—Retail Products at Highland. Prior to his current duties, Mr. Borud served as a Senior Trader and Co-Director of Portfolio Management for Highland from 2003 to 2008, as a Portfolio Manager and Team Leader from 2001 to 2003, as a Portfolio Manager from 1998 to 2001, and as a Portfolio Analyst from 1996 to 1998. As a Portfolio Manager, Mr. Borud covered a wide range of industries, including wireline telecommunications, wireless telecommunications, telecommunication equipment manufacturers, multi-channel video and media. Prior to joining Highland in November 1996, Mr. Borud worked as a Global Finance Analyst in the Corporate Finance Group at NationsBank from 1995 to 1996 where he was involved in the originating, structuring, modeling and credit analysis of leveraged transactions for large corporate accounts in the Southwest region of the United States. In 1994, Mr. Borud served at Conseco Capital Management as an Analyst Intern in the Fixed Income Research Department, following the transportation and energy sectors. Mr. Borud has a BS in Business Finance from Indiana University.
HLC-STKR-3/27/09

     Brad Means. Mr. Means is a Senior Portfolio Manager at Highland. Prior to joining Highland in May 2004, Mr. Means was a Managing Director in FTI Consulting’s Corporate Finance group where he worked on corporate turnaround, restructuring and bankruptcy advisory engagements. From 1998 to 2001, he was a Director in PricewaterhouseCoopers LLP’s Chairman’s Office and focused on enterprise strategy, venture capital, business development and divestiture initiatives. Prior to his role in the Chairman’s Office, Mr. Means worked in the Strategic Change Consulting and the Assurance & Business Advisory groups of Price Waterhouse serving clients across a broad range of industries including Automotive, Energy, Financials and Industrials. He holds an MBA from the Stanford Graduate School of Business and a BSBA in Finance and Accounting from Creighton University. Mr. Means has earned the right to use the Chartered Financial Analyst designation.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE
HLC-STKR-3/27/09

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